UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2008
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA		01843
(Address of principal executive offices)		(Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Items
Item 9.01. Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Preass release dated November 3, 2008 issued by NxStage Medical, Inc.
Ex-99.2 Press release dated November 3, 2008 issued by NxStage Medical, Inc.

Item 2.02. Results of Operations and Financial Condition.
On November 3, 2008, NxStage Medical, Inc. (“NxStage”) announced its financial results for the quarter ended September 30, 2008. The full text of the press release issued in connection with this announcement is set forth in Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Items.
On November 3, 2008, NxStage announced that it had achieved a milestone of 3,000 end stage renal disease patients prescribed to receive therapy using the NxStage System One. The full text of the press release issued in connection with the announcement is set forth in Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.
The following exhibits to this Current Report on Form 8-K pursuant to Items 2.02 and 8.01 shall be deemed to be furnished and not filed:
99.1	Press release dated November 3, 2008 issued by NxStage Medical, Inc.

99.2	Press release dated November 3, 2008 issued by NxStage Medical, Inc.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: November 3, 2008	By:	/s/ Robert S. Brown
Robert S. Brown
Chief Financial Officer and Senior Vice President

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EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated November 3, 2008 issued by NxStage Medical, Inc.

99.2	Press release dated November 3, 2008 issued by NxStage Medical, Inc.

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